June 30

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023 (March 6, 2023)

ARCBEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19969	71-0673405
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8401 McClure Drive Fort Smith, Arkansas (Address of principal executive offices)		72916 (Zip Code)

Registrant’s telephone number, including area code: (479) 785-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	ARCB	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

ITEM 7.01 – REGULATION FD DISCLOSURE

ArcBest® (Nasdaq: ARCB) is providing its regular monthly update on the most recent information related to its first quarter 2023 financial results and business trends.

Asset-Based Operating Segment

Year-over-Year Monthly Business Trends:

	January 2023(1)	February 2023(2)

Billed Revenue/Day(3)	+1.7%	+1%
Total Tons/Day	+1.6%	+2%
Total Shipments/Day	+7.1%	+9%
Total Billed Revenue/CWT	Flat	-1%
Total Billed Revenue/Shipment	-5.1%	-7%
Total Weight/Shipment	-5.2%	-7%
1)	January 2023 metrics represent actual results. There were 21.0 workdays in January 2023 and 20.5 workdays in January 2022.
2)	February 2023 metrics have not been finalized and are preliminary. There were 20.0 workdays in both February 2023 and February 2022.
3)	Revenue for undelivered freight is deferred for financial statement purposes in accordance with the Asset-Based segment revenue recognition policy. Billed revenue per day has not been adjusted for the portion of revenue deferred for financial statement purposes.

The February 2023 Asset-Based tonnage and shipment trends have been impacted by changes in freight profile and business mix. Our tech-enabled dynamic market-based LTL-rated pricing program continues to be effective in optimizing revenue and managing to more consistent business levels by filling available capacity in our network during this weaker economic environment. As a result, LTL-rated business drove the revenue, shipment and tonnage growth, and was offset by fewer heavier-weighted TL-rated shipments including a reduction in U-Pack household goods loads associated with changes in the housing market.

The year-over-year total revenue per hundredweight decrease in February 2023 followed a 19% increase in February 2022 versus February 2021. The February 2023 revenue per hundredweight measure has been impacted by dynamic market-priced LTL-rated shipments being a higher proportion of business versus core LTL-rated shipments. The pricing environment continues to be rational as the pricing on core LTL-rated business, excluding fuel surcharges, increased by a percentage in the high single digits in February 2023.  On a sequential basis from January 2023 to February 2023, total revenue per hundredweight, excluding fuel surcharges, increased by a percentage in the low single digits.

Asset-Light ArcBest Segment (Excluding FleetNet)

	December 2022(1)	January 2023(1)	February 2023(2)

Revenue/Day (Year-over-Year)	-15.5%	-22.8%	-26%
Shipments/Day (Year-over-Year)(3)	+0.7%	+2.6%	+1%
Revenue/Shipment (Year-over-Year)(3)	-19.5%	-26.3%	-31%
Purchased Transportation Expense as a % of Revenue	85.7%	85.6%	85%
1)	December 2022 and January 2023 metrics represent actual results. There were 20.0 workdays in December 2022 and 21.0 workdays in January 2023. There were 20.5 workdays in December 2021 and January 2022.
2)	February 2023 metrics have not been finalized and are preliminary. There were 20.0 workdays in both February 2023 and February 2022.
3)	Changes in Shipments/Day and Revenue/Shipment do not include managed transportation solutions transactions for the ArcBest segment for the periods presented.

First quarter 2023 operating expenses, excluding purchased transportation and purchase accounting amortization related to the MoLo acquisition, are currently projected to be comparable to fourth quarter 2022.  Year-over-year changes in revenue per shipment and purchased transportation expense as a percentage of revenue reflect continued market softness combined with business mix changes.

Sale of FleetNet America®

The previously announced sale of FleetNet America (“FleetNet”) to Cox Automotive Mobility Solutions, Inc., a division of Cox Enterprises, Inc., was effective on February 28, 2023. FleetNet will be reported as discontinued operations in ArcBest’s first quarter 2023 financial statements, including reclassifications to the prior-period financial statements to conform to the current-year presentation.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: Certain statements and information in this report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding (i) our expectations about our intrinsic value or our prospects for growth and value creation and (ii) our financial outlook, position, strategies, goals, and expectations. Terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “foresee,” “intend,” “may,” “plan,” “predict,” “project,” “scheduled,” “should,” “would,” and similar expressions and the negatives of such terms are intended to identify forward-looking statements. These statements are based on management’s beliefs, assumptions, and expectations based on currently available information, are not guarantees of future performance, and involve certain risks and uncertainties (some of which are beyond our control). Although we believe that the expectations reflected in these forward-looking statements are reasonable as and when made, we cannot provide assurance that our expectations will prove to be correct. Actual outcomes and results could materially differ from what is expressed, implied, or forecasted in these statements due to a number of factors, including, but not limited to: unfavorable terms of, or the inability to reach agreement on, future collective bargaining agreements or a workforce stoppage by our employees covered under ABF Freight’s collective bargaining agreement; the effects of a widespread outbreak of an illness or disease, including the COVID-19 pandemic, or any other public health crisis, as well as regulatory measures implemented in response to such events; external events which may adversely affect us or the third parties who provide services for us, for which our business continuity plans may not adequately prepare us, including, but not limited to, acts of war or terrorism, or military conflicts; data privacy breaches, cybersecurity incidents, and/or failures of our information systems, including disruptions or failures of services essential to our operations or upon which our information technology platforms rely; interruption or failure of third-party software or information technology systems or licenses; untimely or ineffective development and implementation of, or failure to realize the potential benefits associated with, new or enhanced technology or processes, including the pilot test program at ABF Freight and our investments in human-centered remote operation software; the loss or reduction of business from large customers; the timing and performance of growth initiatives and the ability to manage our cost structure; the cost, integration, and performance of any recent or future acquisitions, including the acquisition of MoLo Solutions, LLC, and the inability to realize the anticipated benefits of the acquisition within the expected time period or at all; maintaining our corporate reputation and intellectual property rights; nationwide or global disruption in the supply chain resulting in increased volatility in freight volumes; competitive initiatives and pricing pressures; increased prices for and decreased availability of new revenue equipment, decreases in value of used revenue equipment, and higher costs of equipment-related operating expenses such as maintenance, fuel, and related taxes; availability of fuel, the effect of volatility in fuel prices and the associated changes in fuel surcharges on securing increases in base freight rates, and the inability to collect fuel surcharges; relationships with employees, including unions, and our ability to attract, retain, and upskill employees; union employee wages and benefits, including changes in required contributions to multiemployer plans; availability and cost of reliable third-party services; our ability to secure independent owner operators and/or operational or regulatory issues related to our use of their services; litigation or claims asserted against us; governmental regulations; environmental laws and regulations, including emissions-control regulations; default on covenants of financing arrangements and the availability and terms of future financing arrangements; our ability to generate sufficient cash from operations to support significant ongoing capital expenditure requirements and other business initiatives; self-insurance claims and insurance premium costs; potential impairment of goodwill and intangible assets; general economic conditions and related shifts in market demand that impact the performance and needs of industries we serve and/or limit our customers’ access to adequate financial resources; increasing costs due to inflation and rising interest rates; seasonal fluctuations, adverse weather conditions, natural disasters, and climate change; and other financial, operational, and legal risks and uncertainties detailed from time to time in ArcBest Corporation’s public filings with the Securities and Exchange Commission (“SEC”).

For additional information regarding known material factors that could cause our actual results to differ from those expressed in these forward-looking statements, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Se

ARCBEST CORPORATION

(Registrant)

Date:	March 6, 2023	/s/ Michael R. Johns
Michael R. Johns
Chief Legal Officer
and Corporate Secretary